Advisor Managed Portfolios
Supplement dated November 25, 2025
to the Prospectus and Statement of Additional Information
dated July 31, 2025 for the
CornerCap Fundametrics® Large-Cap ETF

We wish to inform you that at the recommendation of CornerCap Investment Counsel, Inc. (the “Advisor”), the investment advisor of the CornerCap Fundametrics® Large-Cap ETF (the “Target Fund”), the Board of Trustees of Advisor Managed Portfolios (the “Trust”) has approved an Agreement and Plan of Reorganization whereby the Target Fund would reorganize out of the Trust and into iShares Large Cap Value Active ETF II, a series of BlackRock ETF Trust that was newly created specifically for such reorganization (the “Acquiring Fund”) (the “Reorganization”). The Reorganization is intended to be tax-free for U.S. federal income tax purposes.

The Target Fund and the Acquiring Fund will have similar principal investment strategies and principal investment risks but different investment objectives.The Reorganization will result in the Acquiring Fund being under the supervision of a different Board of Trustees and receiving key services from different service providers. BlackRock Fund Advisors will serve as the investment adviser to the Acquiring Fund.

In the coming weeks, shareholders of record of the Target Fund will receive a proxy statement soliciting their vote with respect to the proposed Reorganization. If approved, the Reorganization is anticipated to take effect on or about February 27, 2026, or such other date as the parties may agree. When you receive your proxy statement, please review it and cast your vote as instructed in the materials so the Trust may avoid any future solicitations.

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Please retain this supplement for future reference.